INCOME-
                                                         GROWTH
                                                          TRUST



                                [GRAPHIC OMITTED]

          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.



                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                               September 30, 1998


                                     [LOGO]
                                 ______________

                                 Income-Growth
                                   Trust(TM)
                                 ______________

                                                               November 19, 1998


Dear Fellow Shareholders:


     I am pleased to provide you with the annual report for Heritage Income-Growth Trust (the "Fund") for the fiscal year ended September 30, 1998. For this period, your Fund had a total return of -0.34% and -1.08% on Class A and Class C Shares, respectively.* Your Fund introduced Class B Shares on January 2, 1998. From their introduction through September 30, 1998, the Class B Shares had a total return of -4.50%.*

     Although your Fund's total return seems to indicate a relatively flat year for the stock market, this would not be the correct conclusion. The past fiscal year actually was marked by extreme volatility with stocks moving strongly higher in the first half of your Fund's fiscal year, then falling sharply through the end of August, followed again by a rally in September. Further, the returns of the stock market indices were dominated by the largest capitalization stocks. While your Fund owns some of these stocks, such as General Electric, the weighted market capitalization of your Fund's portfolio was only about half that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). During the most recent fiscal year, the S&P 500 had a positive return of 9.06%.

     As we have discussed in previous letters, your Fund is designed to provide equity investors with a smoother ride than they may experience from the market averages or from other more aggressive stock mutual funds. According to the Value Line Mutual Fund Survey, your Fund had a Beta (a measure of a portfolio's volatility relative to the overall market) of 0.60 while the average Beta for your Fund's peer group was 0.86. The S&P 500, for comparison, has a Beta of 1.00.

     I hope you will review the portfolio managers' letter that follows. In it, Lou Kirschbaum and David Blount comment further on the factors that influenced your Fund's performance over the last year. They also give their thoughts on the current market environment we are facing.

    We appreciate your continuing investment in Heritage Income-Growth Trust. If there are ever ways which you believe we could serve you better, please call us at (800) 709-3863. On behalf of all of us at Heritage, best wishes for a happy and healthy holiday season.



                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        -------------------
                                        Stephen G. Hill
                                        President




----------
 * These returns are calculated without the imposition of either front- or back-end sales charges.

                                                              November 19, 1998


Dear Fellow Shareholders:

     In our letter to you a year ago, we noted the following:

     ". . . there is more uncertainty . . . than we have seen for some time . . . A conventional cyclical contraction seems unlikely. But there is sufficient concern about Japan as well as some of the emerging (and suddenly submerging) economies in the Far East and Latin America that we expect the volatility that has characterized U.S. financial markets . . . to continue for some time."

     Sometimes we would prefer not being right!

     The past year has been frustrating for most investors. The stock market was dominated by a relative handful of super-cap growth stocks that seemed for a while as though they could only go higher. The larger body of stocks, particularly mid-sized and smaller companies, languished late in calendar 1997, rallied early in the new year, and declined sharply beginning in the spring. The disparity was reflected in the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), against which most mutual funds are measured.

     The S&P 500 is a weighted index; that is, the larger companies have a greater effect on performance than the smaller companies in the index. In most years, there isn't much difference between the weighted and unweighted results. In the past 12 months, however, the disparity was Grand Canyon sized. While S&P 500, as reported on a size-weighted basis, was up 9.1% in the year ended September 30th, the same index on an equal-weighted basis was down 8% during the same period -- a spread of more than 17%!

     The Heritage Income-Growth Trust in the past year performed squarely in between the weighted and unweighted S&P 500.

     The most important contributors on the positive side were the pharmaceutical stocks, including Schering-Plough, Warner-Lambert, American Home Products, and Pharmacia & Upjohn. This group has been in favor because earnings growth has been accelerating in an environment where aggregate corporate profits have been losing momentum.

     With interest rates generally declining and global economic turmoil making news almost daily, defensive stocks were in favor, too. FPL Group, GTE, and Wicor fall into the category of stocks that benefited from a general flight to quality.

     On the downside, the biggest disappointment of the past year was the performance of Real Estate Investment Trusts (REITs). The group lagged the market most of the year, even though operating results have met or exceeded expectations in nearly all cases. Other than REITs, the sector that restrained performance somewhat in the past year was the energy group. Declining oil and gas prices hurt investor sentiment here. Still, the stocks produced healthy dividend yields and the companies we hold generally took actions to beef up their long-term prospects by redeploying capital during this period of depressed commodity prices.

     As always, we appreciate your continued confidence and support.


Sincerely,

/s/ LOU KIRSCHBAUM                        /s/ DAVID BLOUNT
------------------                        -------------------
Lou Kirschbaum                            David Blount
Senior Vice President                     Vice President
Eagle Asset Management, Inc.              Eagle Asset Management, Inc.
Portfolio Manager, Income-Growth Trust    Portfolio Manager, Income-Growth Trust

                         GROWTH OF A $10,000 INVESTMENT
                 SINCE INCEPTION OF HERITAGE INCOME-GROWTH TRUST
                         CLASS A SHARES SINCE OCTOBER 1, 1988

                               [GRAPHIC OMITTED]



                         GROWTH OF A $10,000 INVESTMENT
                 SINCE INCEPTION 0F HERITAGE INCOME-GROWTH TRUST
                              CLASS B SHARES
                               ON JANUARY 2, 1998

                               [GRAPHIC OMITTED]

                     (See footnotes on the following page)

                         GROWTH OF A $10,000 INVESTMENT
                 SINCE INCEPTION 0F HERITAGE INCOME-GROWTH TRUST
                         CLASS C SHARES ON APRIL 3, 1995

                               [GRAPHIC OMITTED]


* Total return for Heritage Income-Growth Trust Class A, Class B, and Class C Shares, are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year the aggregate total return in lieu of annualized total return is used for Class B Shares. The Value Line Index does not include reinvestment of dividends.



                         GROWTH OF A $10,000 INVESTMENT
                    IN CLASS A SHARES SINCE FEBRUARY 1, 1990
                       LOUIS KIRSCHBAUM, PORTFOLIO MANAGER


                               [GRAPHIC OMITTED]

   The Value Line Index does not include reinvestment of dividends.
** The Lipper Average returns are the average of the Equity Income Funds tracked by Lipper Analytical Services Inc.
***Return for Heritage Income-Growth Trust Class A Shares does not reflect the imposition of front-end sales load.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                                       MARKET
    SHARES                                             VALUE
    ------                                         -------------
COMMON STOCKS--70.5%(a)
-----------------------
  ADVERTISING/COMMUNICATIONS--1.7%
----------------------------------
    40,000   Omnicom Group, Inc.(b) ...............   $1,800,000
                                                      ----------
  BANKING--5.5%
---------------
    20,000   First Union Corporation ..............    1,023,750
    15,100   Jefferson-Pilot Corporation,
              ACES ................................    1,434,500
    31,000   Mellon Bank Corporation ..............    1,706,938
    45,000   Norwest Corporation ..................    1,611,562
                                                      ----------
                                                       5,776,750
                                                      ----------
  COATINGS, PAINT, VARNISHES--0.7%
----------------------------------
    13,000   PPG Industries, Inc. .................      709,312
                                                      ----------
  CONGLOMERATES/DIVERSIFIED--1.4%
---------------------------------
    50,000   Harsco Corporation ...................    1,506,250
                                                      ----------
  CONTAINERS--0.5%
------------------
    18,000   Crown Cork & Seal
              Company, Inc. .......................      481,500
                                                      ----------
  ELECTRONICS/ELECTRIC--2.0%
----------------------------
    27,000   General Electric Company .............    2,148,187
                                                      ----------
  FINANCE--1.8%
---------------
    12,000   American Express Company .............      931,500
    14,000   Associates First
              Capital Corporation .................      913,500
                                                      ----------
                                                       1,845,000
                                                      ----------
  FOOD--3.6%
------------
    70,000   ConAgra, Inc. ........................    1,885,625
    37,000   H.J. Heinz Company ...................    1,891,625
                                                      ----------
                                                       3,777,250
                                                      ----------
  INSURANCE--2.0%
-----------------
    51,000   SAFECO Corporation ...................    2,126,062
                                                      ----------
  INVESTMENT COMPANIES--1.5%
----------------------------
    50,343   Security Capital
             Preferred Growth(c) ..................    1,054,678
    50,000   Security Capital US Realty* ..........      535,000
                                                      ----------
                                                       1,589,678
                                                      ----------
  MANUFACTURING/DISTRIBUTIONS--2.1%
-----------------------------------
    92,000   Sysco Corporation ....................    2,167,750
                                                      ----------
  OFFICE EQUIPMENT--1.0%
------------------------
    20,000   Hewlett-Packard Company(b) ...........    1,058,750
                                                      ----------
  OIL & GAS--7.8%
-----------------
    40,000   Ashland, Inc. ........................    1,850,000
    24,000   British Petroleum Company,
              PLC, Sponsored ADR ..................    2,094,000
    20,000   MCN Energy Group, Inc. ...............      341,250


                                                          MARKET
  SHARES                                                   VALUE
-----------                                            ------------
COMMON STOCKS (CONTINUED)
-------------------------
  OIL & GAS (CONTINUED)
-----------------------
   26,000   Mobil Corporation .......................   1,974,375
   40,000   Royal Dutch Petroleum
            Company, NY Shares,
             ADR ....................................   1,905,000
                                                        ---------
                                                        8,164,625
                                                        ---------
  PHARMACEUTICAL--9.4%
----------------------
   32,000   American Home
             Products Corporation(b) ................   1,676,000
   10,150   Bristol-Myers Squibb Company ............   1,054,331
   46,000   Pharmacia & Upjohn, Inc. ................   2,308,625
   27,000   Schering-Plough Corporation(b) ..........   2,796,188
   27,000   Warner-Lambert Company ..................   2,038,500
                                                        ---------
                                                        9,873,644
                                                        ---------
  REAL ESTATE INVESTMENT TRUST--6.7%
------------------------------------
   60,000   Centertrust Retail
             Properties, Inc. .......................     780,000
   41,500   Nationwide Health
             Properties, Inc. .......................     933,750
   27,500   Prologis Trust ..........................     622,188
   34,500   Spieker Properties, Inc. ................   1,267,875
   20,000   Starwood Hotels & Resorts ...............     610,000
   15,000   Storage Trust Realty ....................     352,500
   25,000   Sun Communities, Inc. ...................     839,062
   32,000   The Rouse Company .......................     862,000
   40,000   Tower Realty Trust, Inc. ................     795,000
                                                        ---------
                                                        7,062,375
                                                        ---------
  REAL ESTATE/LAND DEVELOPMENT--0.4%
------------------------------------
   25,000   Security Capital Group, Inc.,
             Class "B"* .............................     450,000
                                                        ---------
  RETAIL STORES--1.8%
---------------------
  100,000   Intimate Brands, Inc. ...................   1,893,750
                                                        ---------
  TELECOMMUNICATIONS--5.6%
--------------------------
   55,000   ALLtel Corporation ......................   2,605,625
    9,000   BellSouth Corporation ...................     677,250
   47,500   GTE Corporation .........................   2,612,500
                                                        ---------
                                                        5,895,375
                                                        ---------
  TOBACCO--2.2%
---------------
   51,000   Phillip Morris Companies, Inc. ..........   2,349,187
                                                        ---------
  UTILITIES-ELECTRIC--5.7%
--------------------------
   36,000   FPL Group, Inc. .........................   2,508,750
   50,000   PacifiCorp ..............................     959,375
   65,000   Sierra Pacific Resources ................   2,522,813
                                                        ---------
                                                        5,990,938
                                                        ---------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                    MARKET
  SHARES                                            VALUE
  ------                                        -------------
COMMON STOCKS (CONTINUED)
-------------------------
  UTILITIES-GAS--4.7%
---------------------
   92,000 UGI Corporation .....................   $ 2,127,500
   75,900 Wicor, Inc. .........................     1,812,113
   35,000 Williams Companies, Inc. ............     1,006,250
                                                  -----------
                                                    4,945,863
                                                  -----------
  UTILITIES-WATER--2.4%
-----------------------
   79,000 American Water Works
           Company, Inc. ......................     2,478,625
                                                  -----------
Total Common Stocks
  (cost $65,567,701)...........................    74,090,871
                                                  -----------
CONVERTIBLE PREFERRED STOCKS--16.1%(a)
--------------------------------------
  AEROSPACE--0.6%
-----------------
   18,500 Coltec Capital Trust, 5.25% .........       680,874
                                                  -----------
  BROADCASTING--0.5%
--------------------
   60,000 Triathlon Broadcasting Company,
           Series "A", 9.0% ...................       570,000
                                                  -----------
  DATA PROCESSING--3.2%
-----------------------
   35,000 Microsoft Corporation, $2.20.........     3,373,125
                                                  -----------
  FOOD--2.0%
------------
   33,500 Ralston Purina Company, 7.0% ........     2,043,500
                                                  -----------
  FOOD SERVING--2.1%
--------------------
   42,000 Wendy's Financing,
           Series "A", 5.0% ...................     2,202,375
                                                  -----------
  MINING/DIVERSIFIED--0.7%
--------------------------
   43,800 Freeport-McMoran Cooper &
           Gold Mine, Inc.,
            Series "A", 7.0% ...................      706,275
                                                  -----------
  OIL & GAS--1.2%
-----------------
   35,000 MCN Financing III, 8.0% .............     1,235,938
                                                  -----------
  PUBLISHING--2.0%
------------------
   28,000 Houston Industries, Inc., 7.0% ......     2,136,750
                                                  -----------
  RETAIL STORES--1.7%
---------------------
   35,000 Kmart Financing
           Corporation, 7.75% .................     1,750,000
                                                  -----------
  TELECOMMUNICATIONS--1.0%
--------------------------
   19,000 Mediaone Group, 6.25% ...............     1,061,625
                                                  -----------
  UTILITIES-GAS--1.1%
---------------------
   8,200 Williams Companies, Inc., $3.50......      1,105,196
                                                  -----------
Total Convertible Preferred
  Stocks (cost $16,864,761).................       16,865,658
                                                  -----------



  PRINCIPAL                                        MARKET
  AMOUNT                                           VALUE
  ---------                                       ---------
 CONVERTIBLE BONDS--8.6%(a)
---------------------------
    AUTO PARTS/EQUIPMENT--1.7%
------------------------------
$  1,750,000     Magna International, Inc.,
                  4.875%, 02/15/05 ..........     1,756,563
                                                  ---------
    CONGLOMERATES/DIVERSIFIED--1.0%
-----------------------------------
   1,250,000     Thermo Electron Corporation,
                  4.25%, 01/01/03 ...........     1,087,212
                                                  ---------
    MEDICAL EQUIPMENT/SUPPLY--1.2%
----------------------------------
   1,500,000     ThermoLase Corporation,
                  4.375%, 08/05/04 ..........     1,217,970
                                                  ---------
    OIL & GAS--1.5%
-------------------
   2,190,000     Range Resources
                  6.0%, 02/01/07 ............     1,574,457
                                                  ---------
    SERVICES--3.2%
------------------
   1,000,000     Data Processing Resources
                  Corporation,
                  5.25%, 04/01/05 ...........     1,000,000
   1,250,000     Equity Corporation
                  International,
                  4.5%, 12/31/04 ............     1,331,250
     650,000     Interim Services, Inc.,
                  4.5%, 06/01/05 ............       559,260
     500,000     Personnel Group,
                  5.75%, 07/01/04 ...........       455,000
                                                  ---------
                                                  3,345,510
                                                  ---------
 Total Convertible Bonds
   (cost $10,253,925)........................     8,981,712
                                                  ---------
 Total Investment Portfolio excluding
   repurchase agreement and covered call
   options written (cost $92,686,387)........    99,938,241

 REPURCHASE AGREEMENT--4.9%(a)
------------------------------
 Repurchase Agreement with State Street
   Bank and Trust Company, dated
   September 30, 1998 @ 5.4% to be
   repurchased at $5,187,775 on October 1,
   1998, collateralized by $5,005,000 United
   States Treasury Notes, 6.5% due
   August 31, 2001, (market value $5,315,838
   including interest)
   (cost $5,187,000).........................     5,187,000
                                                 ----------
 TOTAL INVESTMENT PORTFOLIO EXCLUDING
   COVERED CALL OPTIONS WRITTEN
   (COST $97,873,387)(d), 100.1%(a)..........   105,125,241
                                                -----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------


  SHARES
  ------
COVERED CALL OPTIONS WRITTEN--0.2%(a)*
--------------------------------------
       9,000      American Home Products
                   Corporation,
                   October 1998 @ 50 ...........        (33,750)
      15,000      Hewlett-Packard Company,
                   November 1998 @ 50 ..........        (82,500)
      14,000      Omnicom Group, Inc.,
                   November 1998 @ 45 ..........        (47,250)
       6,000      Schering-Plough Corporation,
                   November 1998 @ 100 .........        (50,250)
                                                    -----------
TOTAL COVERED CALL OPTIONS WRITTEN
  (premium received $195,233)(d)(0.2%)(a).......       (213,750)
OTHER ASSETS AND LIABILITIES, NET, (0.1%)(a) ...        122,278
                                                    -----------
NET ASSETS, 100.0% .............................   $105,033,769
                                                    ===========

----------
 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) A portion of these shares were held by the custodian in connection with covered call options written.
(c) Private placement securities are fair valued according to procedures adopted by the Board of Trustees.
(d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $7,233,337 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $13,251,001 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,017,665.
ACES--Adjustable Convertible Extendable Securities
ADR--American Depository Receipt


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


ASSETS
------
Investments, at market value (identified cost $92,686,387) (Note 1)..........              $ 99,938,241
Repurchase agreement (identified cost $5,187,000) (Note 1)...................                 5,187,000
Cash ........................................................................                   421,421
Receivables:
 Investments sold ...........................................................                   128,961
 Fund shares sold ...........................................................                   299,346
 Dividends and interest .....................................................                   369,409
Deferred state qualification expenses (Note 1) ..............................                    12,922
Prepaid insurance (Note 1) ..................................................                     7,900
                                                                                           ------------
     Total assets ...........................................................               106,365,200

LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ......................................................  $734,089
 Fund shares redeemed .......................................................   183,763
 Accrued management fee .....................................................    65,794
 Accrued distribution fee ...................................................    43,701
 Other accrued expenses .....................................................    90,334
Covered call options written, at market value (premiums received $195,233)...   213,750
                                                                               --------
     Total liabilities ......................................................                 1,331,431
                                                                                           ------------
Net assets, at market value .................................................              $105,033,769
                                                                                           ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital ............................................................              $ 93,111,139
 Undistributed net investment income (Note 1) ...............................                   431,852
 Accumulated net realized gain (Note 1 and 5) ...............................                 4,257,441
 Net unrealized appreciation on investments and covered call options written                  7,233,337
                                                                                           ------------
Net assets, at market value .................................................              $105,033,769
                                                                                           ============



CLASS A SHARES
--------------
Net asset value and redemption price per share ($67,964,355 divided by 4,534,195 shares of
beneficial interest outstanding, no par value) (Notes 1 and 2) ...........................      $ 14.99
                                                                                                =======
Maximum offering price per share (100/95.25 of $14.99)....................................      $ 15.74
                                                                                                =======
CLASS B SHARES
--------------
Net asset value, offering price and redemption price per share ($6,477,326 divided by
437,027 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) .........      $ 14.82
                                                                                                =======
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ($30,592,088 divided by
2,064,388 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) .......      $ 14.82
                                                                                                =======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME
-----------------
Income:
 Dividends .............................................................                  $  2,954,563
 Interest ..............................................................                       679,284
                                                                                          ------------
     Total income ......................................................                     3,633,847
Expenses (Notes 1 and 4):
 Management fee ........................................................    $760,605
 Distribution fee (Class A Shares) .....................................     175,819
 Distribution fee (Class B Shares)* ....................................      24,569
 Distribution fee (Class C Shares) .....................................     298,586
 Professional fees .....................................................      79,406
 Custodian/Fund accounting fees ........................................      74,652
 Shareholder servicing fees ............................................      68,749
 State qualification expenses ..........................................      39,498
 Reports to shareholders ...............................................      19,966
 Federal registration fees .............................................       8,870
 Trustees' fees and expenses ...........................................       8,381
 Insurance expense .....................................................       5,322
 Other .................................................................         905
                                                                            --------
   Total expenses ......................................................                     1,565,328
                                                                                          ------------
Net investment income ..................................................                     2,068,519
                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain from investment transactions .........................                     4,966,952
Net realized gain from covered call options written (Note 1) ...........                       200,372
Net decrease in unrealized appreciation of investments during the year .                    (9,276,676)
Net increase in unrealized appreciation of
 covered call options written during the year ..........................                        91,797
                                                                                          ------------
   Net loss on investments .............................................                    (4,017,555)
                                                                                          ------------
   Net decrease in net assets resulting from operations ................                  $ (1,949,036)
                                                                                          ============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                                                      SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                                                     -------------------- -------------------
Increase (decrease) in net assets:
Operations:
 Net investment income .............................................................     $  2,068,519        $  1,615,704
 Net realized gain on investment transactions ......................................        4,966,952           7,603,240
 Net realized gain (loss) from covered call options written ........................          200,372            (947,361)
 Net increase (decrease) in unrealized appreciation of investments
  and covered call options written during the year .................................       (9,184,879)          8,804,490
                                                                                         ------------        ------------
 Net increase (decrease) in net assets resulting from operations ...................       (1,949,036)         17,076,073
                                                                                         ------------        ------------
Distributions to shareholders from:
 Net investment income, Class A Shares, ($.32 and $.38 per share, respectively).....       (1,348,467)         (1,268,815)
 Net investment income Class B Shares, ($.11 per share)*............................          (25,194)                 --
 Net investment income, Class C Shares, ($.21 and $.30 per share, respectively).....         (365,109)           (209,504)
 Net realized gains, Class A Shares, ($1.33 and $1.49 per share, respectively)......       (5,225,121)         (4,547,678)
 Net realized gains, Class C Shares, ($1.33 and $1.49 per share, respectively)......       (1,955,616)           (698,646)
Increase in net assets from Fund share transactions (Note 2) .......................       30,771,013          25,878,134
                                                                                         ------------        ------------
Increase in net assets .............................................................       19,902,470          36,229,564
Net assets, beginning of year ......................................................       85,131,299          48,901,735
                                                                                         ------------        ------------
Net assets, end of year (including undistributed net
 investment income of $431,852 and undistributed
 net investment income of $236,695 respectively)....................................     $105,033,769        $ 85,131,299
                                                                                         ============        ============

----------
 * For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                             CLASS A
                                                             SHARES
                                   -----------------------------------------------------------
                                                       FOR THE YEARS ENDED
                                                          SEPTEMBER 30,
                                   -----------------------------------------------------------
                                      1998*       1997*        1996        1995        1994
                                   ----------- ----------- ----------- ----------- -----------
Net asset value, beginning
 of year .........................  $  16.65    $  14.67    $  12.56    $  11.33    $  12.28
                                    --------    --------    --------    --------    --------
Income from Investment
 Operations:
Net investment Income ............      0.36        0.40        0.36        0.27        0.30
Net realized and unrealized
 gain (loss)
 on investments ..................    ( 0.37)       3.45        2.35        1.79      ( 0.09)
                                    --------    --------    --------    --------    --------
Total from Investment
 Operations ......................    ( 0.01)       3.85        2.71        2.06        0.21
                                    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net
 investment income ...............    ( 0.32)     ( 0.38)     ( 0.35)     ( 0.34)     ( 0.24)
Distributions from net
 realized gain on
 investments .....................    ( 1.33)     ( 1.49)     ( 0.25)     ( 0.49)     ( 0.92)
                                    --------    --------    --------    --------    --------
Total Distributions ..............    ( 1.65)     ( 1.87)     ( 0.60)     ( 0.83)     ( 1.16)
                                    --------    --------    --------    --------    --------
Net asset value, end
 of year .........................  $  14.99    $  16.65    $  14.67    $  12.56    $  11.33
                                    ========    ========    ========    ========    ========
Total Return(%)(c) ...............    ( 0.34)      29.45       22.26       19.57        1.80
Ratios (%)/ Supplemental
 Data:
Operating expenses to
 average daily net assets ........      1.29        1.34        1.51        1.64        1.64
Net investment income to
 average daily net assets ........      2.24        2.65        2.66        4.63        2.62
Portfolio turnover rate ..........        66          75          75          42          99
Net assets, end of year
 ($ millions).....................        68          65          43          34          33



                                           CLASS B                              CLASS C
                                           SHARES                                SHARES
                                   ---------------------- ----------------------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                             SEPTEMBER 30,
                                                          ----------------------------------------------------
                                    1998/double dagger/*     1998*       1997*        1996      1995/dagger/
                                   ---------------------- ----------- ----------- ----------- ----------------
Net asset value, beginning
 of year .........................      $    15.62         $  16.49    $  14.57    $  12.51      $   11.21
                                        ----------         --------    --------    --------      ---------
Income from Investment
 Operations:
Net investment Income ............            0.19             0.25        0.28        0.26           0.18
Net realized and unrealized
 gain (loss)
 on investments ..................          ( 0.88)          ( 0.38)       3.43        2.34           1.28
                                        ----------         --------    --------    --------      ---------
Total from Investment
 Operations ......................          ( 0.69)          ( 0.13)       3.71        2.60           1.46
                                        ----------         --------    --------    --------      ---------
Less Distributions:
Dividends from net
 investment income ...............          ( 0.11)          ( 0.21)     ( 0.30)     ( 0.29)        ( 0.16)
Distributions from net
 realized gain on
 investments .....................              --           ( 1.33)     ( 1.49)     ( 0.25)            --
                                        ----------         --------    --------    --------      ---------
Total Distributions ..............          ( 0.11)          ( 1.54)     ( 1.79)     ( 0.54)        ( 0.16)
                                        ----------         --------    --------    --------      ---------
Net asset value, end
 of year .........................      $    14.82         $  14.82    $  16.49    $  14.57      $   12.51
                                        ==========         ========    ========    ========      =========
Total Return(%)(c) ...............          ( 4.50) (b)      ( 1.08)      28.49       21.37          13.18 (b)
Ratios (%)/ Supplemental
 Data:
Operating expenses to
 average daily net assets ........            2.04 (a)         2.04        2.07        2.13           2.40 (a)
Net investment income to
 average daily net assets ........            1.75 (a)         1.51        1.87        2.05           4.61 (a)
Portfolio turnover rate ..........              66               66          75          75             42
Net assets, end of year
 ($ millions).....................               6               31          21           6           0.2

----------

* Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations
 /dagger/ For the period April 3, 1995 (commencement of Class C Shares) to
          September 30, 1995.
 /double dagger/ For the period January 2, 1998 (commencement of Class B
          Shares) to September 30, 1998.
(a) Annualized.
(b) Not annualized.
(c) Does not reflect the imposition of a sales charge.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. C lass B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

         SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the last bid and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

         REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

         FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

         DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

         EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the other Heritage Mutual funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

         STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

         OPTIONS: When the Fund writes a covered call option, the Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. The amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded.

         CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

         OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accredited for both tax and financial reporting purposes.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------
Note 2: FUND SHARES. At September 30, 1998, there was an unlimited number of shares of beneficial interest of no par value authorized.

         Transactions in Class A and C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:


                                                CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1998   ------------------------------ -------------------------- ----------------------------
                                            SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                                        ------------- ---------------- ------------ ------------- ------------- --------------
      Shares sold .....................     917,869    $  14,911,435      471,494    $7,619,757     1,149,224    $ 18,505,769
      Shares issued on reinvestment of
       distributions ..................     390,257        6,102,092        1,428        23,670       146,465       2,263,138
      Shares redeemed .................    (654,456)     (10,638,818)     (35,895)     (573,754)     (474,527)     (7,442,276)
                                           --------    -------------      -------    ----------     ---------    ------------
      Net increase ....................     653,670    $  10,374,709      437,027    $7,069,673       821,162    $ 13,326,631
                                                       =============                 ==========                  ============
      Shares outstanding:
       Beginning of year ..............   3,880,525                            --                   1,243,226
                                          ---------                       -------                   ---------
       End of year ....................   4,534,195                       437,027                   2,064,388
                                          =========                       =======                   =========

     Transactions in Class A and C Shares of the Fund during the year ended September 30, 1997, were as follows:



                                                  A SHARES                                         C SHARES
                                        ----------------------------                     ----------------------------
                                            SHARES        AMOUNT                             SHARES        AMOUNT
 FOR THE YEAR ENDED SEPTEMBER 30, 1997  ------------- --------------                     ------------- --------------
     Shares sold ......................   1,014,926    $ 15,151,346                          930,775    $ 13,719,015
     Shares issued on reinvestment of
      distributions ...................     407,737       5,534,395                           63,094         854,415
     Shares redeemed ..................    (477,470)     (7,113,898)                        (151,538)     (2,267,139)
                                          ---------    ------------                         --------    ------------
     Net increase .....................     945,193    $ 13,571,843                          842,331    $ 12,306,291
                                                       ============                                     ============
     Shares outstanding:
      Beginning of year ...............   2,935,332                                          400,895
                                          ---------                                         --------
      End of year .....................   3,880,525                                        1,243,226
                                          =========                                        =========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1998, purchases and sales of investment securities (excluding repurchase agreements) aggregated $86,536,524 and $63,255,106, respectively. Agency brokerage commissions for the same period aggregated $195,587 of which $9,280 was paid to Raymond James & Associates, Inc.

     Transactions in covered call options written on equity securities were as follows:


                                                NUMBER OF       PREMIUMS
                                                CONTRACTS       RECEIVED
                                               -----------   -------------
    Outstanding September 30, 1997 .........         915      $  467,249
     Written ...............................       2,502       1,014,953
     Closed.................................      (1,710)       (794,888)
     Exercised .............................        (980)       (332,264)
     Expired ...............................        (357)       (159,817)
     Corporate Actions .....................          70              --
                                                  ------      ----------
    Outstanding September 30, 1998 .........         440      $  195,233
                                                  ======      ==========

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to the Prospectus dated January 2, 1998, the Manager voluntarily agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ending September 30, 1998. Under these agreements, no fees were waived and no expenses were reimbursed for the year ended September 30, 1998.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------
         The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended September 30, 1998 the Subadviser earned $380,302 for subadviser fees, which was paid by the Manager.

         The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1998 was $18,900. In addition, the Manager performs Fund accounting services and charged $49,324 during the current period of which $12,300 was payable as of September 30, 1998.

         Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $369,431 in front-end sales charges for Class A Shares, $15,682 in contingent deferred sales charges for Class B Shares and $19,388 in contingent deferred sales charges for Class C Shares for the year ended September 30, 1998. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

         Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

         Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager of the Trust (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distributions from Real Estate Investment Trusts, the Fund charged undistributed net investment income $134,591, and credited paid in capital $17,809 and accumulated net realized gain $116,782.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Heritage Income-Growth Trust


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income-Growth Trust (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
November 12, 1998


--------------------------------------------------------------------------------
                         1998 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------
     During the year ended September 30, 1998, the Fund paid to shareholders $5,093,338 or $0.95 per share from long-term capital gains. For such period 68.1% of the income dividends qualified for the dividend received deduction available to corporations.

HERITAGE FAMILY OF FUNDS(TM)

FROM OUR FAMILY TO YOURS; THE INTELLIGENT CREATION OF WEALTH.

HERITAGE MONEY MARKET FUNDS
CASH TRUST MONEY MARKET
CASH TRUST MUNICIPAL MONEY MARKET

HERITAGE BOND FUNDS
INTERMEDIATE GOVERNMENT
HIGH YIELD

HERITAGE STOCK FUNDS
AGGRESSIVE GROWTH
CAPITAL APPRECIATION
GROWTH EQUITY
INCOME-GROWTH
INTERNATIONAL
MID CAP
SMALL CAP
VALUE EQUITY

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

1998 Heritage Asset Management, Inc.

8M
AR5314-IG 10/98

[LOGO]  Heritage Income-Growth Trust
        P.O. Box 33022
        St. Petersburg, FL 33733

--------------------------------------------------------------------------------
ADDRESS SERVICE REQUESTED